Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	11/30/07	12/31/07	1/31/08	2/29/08	3/31/08	4/30/08
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	1,042	(18,092)	(22,338)	1,840	3,137	443
Investment securities, at market	1,299,985	1,254,963	1,220,319	1,187,641	1,102,929	1,086,559
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,361,027	1,296,871	1,257,981	1,249,481	1,166,066	1,147,002

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value (Note)	13,439,301	13,439,301	14,096,550	14,096,550	14,096,550	0
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	34,939,301	34,939,301	35,596,550	35,596,550	35,596,550	21,500,000

TOTAL ASSETS	36,300,328	36,236,172	36,854,531	36,846,031	36,762,616	22,647,002

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	May 12, 2008	Signed	/s/ Gary N Thompson	Printed Name of Signatory	Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

	11/30/07	12/31/07	1/31/08	2/29/08	3/31/08	4/30/08
LIABILITIES:
Post-Petition debt (Sched. C)	67,821	31,629	25,649	28,066	6,988	31,738

Pre-Petition Debt:
Litigation claims (Note)	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,224,135	138,187,943	138,181,963	138,184,380	138,163,302	138,188,052

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	3,116,989	3,089,025	3,713,364	3,702,447	3,640,110	(10,500,254)

TOTAL SHAREHOLDERS EQUITY	(101,923,807)	(101,951,771)	(101,327,432)	(101,338,349)	(101,400,686)	(115,541,050)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	36,300,328	36,236,172	36,854,531	36,846,031	36,762,616	22,647,002

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	11/30/07	12/31/07	1/31/08	2/29/08	3/31/08	4/30/08
REVENUE:
Net investment income	5,096	4,447	3,941	2,681	2,539	1,881
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,949)	(6,745)	(7,583)	(7,582)	(7,583)	(7,582)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	(6,955)	0	0	0	(481)
Legal fees and expenses	(9,366)	(17,701)	(26,985)	(3,995)	(5,155)	(19,661)
Accounting fees and expenses	0	0	0	0	0	0
Actuarial services	0	0	0	0	0	(12,260)
Insurance	0	0	0	0	(50,000)	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(1,668)	(1,006)	(2,247)	(2,016)	(2,084)	(5,527)
Miscellaneous	(14)	(5)	(37)	(5)	(54)	(183)

NET OPERATING INCOME / LOSS	(12,901)	(27,965)	(32,911)	(10,917)	(62,337)	(43,813)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC (Note)	0	0	476,849	0	0	(14,096,550)
Equity in unrealized losses of securities of AIC	0	0	180,400	0	0	0

TOTAL OTHER INCOME (EXPENSE)	0	0	657,249	0	0	(14,096,550)

NET INCOME (LOSS)	(12,901)	(27,965)	624,338	(10,917)	(62,337)	(14,140,363)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	11/30/07	12/31/07	1/31/08	2/29/08	3/31/08	4/30/08
CASH DIFFERENCE:
Current ending cash balance	1,042	(18,092)	(22,338)	1,840	3,137	443
Less ending prior month balance	(174)	(1,042)	18,092	22,338	(1,840)	(3,137)

NET CASH INCREASE (DECREASE)	868	(19,134)	(4,246)	24,178	1,297	(2,694)

SOURCES OF CASH:
Net income (loss)	(12,901)	(27,965)	624,338	(10,917)	(62,337)	(14,140,363)
Equity in earnings and unrealized losses of AIC	0	0	(657,249)	0	0	14,096,550

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	6,540	45,023	34,645	32,678	84,712	16,369
Increase in:
Post-petition debt	7,229	0	0	2,417	0	24,750
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	868	17,058	1,734	24,178	22,375	(2,694)

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post-petition debt	0	(36,192)	(5,980)	0	(21,078)	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	(36,192)	(5,980)	0	(21,078)	0

NET CASH INCREASE (DECREASE)	868	(19,134)	(4,246)	24,178	1,297	(2,694)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION

	11/30/07	12/31/07	1/31/08	2/29/08	3/31/08	4/30/08
TRADE ACCOUNTS PAYABLE	67,821	31,629	25,649	28,066	6,988	31,738
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	67,821	31,629	25,649	28,066	6,988	31,738

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Note

Granite Reinsurance Company, Ltd. (“Granite Re”), a Barbados reinsurer, filed a proof of claim against Acceptance Insurance Companies Inc. (“AICI”), in its Chapter 11 proceeding claiming AICI owed it $9,000,000 of premium, plus interest, pursuant to an MPCI Stop Loss Reinsurance Contract (“Contract”) issued by Granite Re. Subsequently, Granite Re filed a complaint in the United States District Court for the District of Nebraska against AICI’s wholly owned subsidiary, Acceptance Insurance Company (“AIC”), alleging AIC also was liable to Granite Re on the same Contract. By consent, the district court transferred Granite Re’s proceeding against AIC to the United States Bankruptcy Court for the District of Nebraska (the “Bankruptcy Court”), which consolidated the proceeding with proceedings in AICI’s Chapter 11 proceeding as Adversary Proceeding No. A06-8015. AICI thereafter initiated a separate adversary proceeding against Granite Re asserting a claim for unjust enrichment. (Adv. Pro. No. A06-8115). AICI asserted the Contract lacked consideration, and that Granite Re had been unjustly enriched by the $6,000,000 AICI paid to Granite Re for reinsurance Granite Re did not in fact provide. All issues associated with Granite Re’s proof of claim asserted against AICI, Granite Re’s adversary complaint against AIC, and AICI’s adversary complaint against Granite Re were consolidated for discovery and trial. On May 9, 2007 the Bankruptcy Court ruled that: (i) Granite Re has no right to premiums claimed and AICI and AIC have no right to a refund of premiums paid; (ii) the adversary proceedings of Granite Re and AICI will be dismissed and (iii) the Granite Re claim filed in the bankruptcy case will be denied.

Granite appealed this ruling to the United States Bankruptcy Appellate Panel for the Eighth Circuit (the “Appellate Court”). On March 12, 2008, the Appellate Court: (i) reversed the Bankruptcy Court’s judgment that Granite Re was not entitled to receive the $9 million of premium, plus interest and (ii) affirmed that AICI has no right to the refund of the premiums paid (In re: Acceptance Insurance Companies Inc., United States Bankruptcy Appellate Panel for the Eighth Circuit, Nos. 07-6027, 6029). On April 2, 2008 the Appellate Court granted AICI and AIC’s motion for a stay with respect to the court’s March 12, 2008 ruling, but conditioned the stay on the posting of a supersedeas bond in the amount of $15 million no later than April 12, 2008. The posting of the bond required the approval of the Nebraska Department of Insurance (the “DOI”). On April 3, 2008, the DOI denied a request by AIC for approval to post the bond. On April 7, 2008, the Appellate Court denied AIC’s request that it reconsider its requirement for AIC to post the bond as a condition to staying the court’s March 12 ruling. On April 10, 2008, AICI and AIC appealed the Appellate Court decision to the United States Court of Appeals for the Eighth Circuit.

On April 7, 2008 the DOI filed in the District Court for Lancaster County, Nebraska (the “District Court”) (Case No: CI 08-1434) a petition (the “Petition”) for an order of rehabilitation and request for injunction with respect to AIC. On April 10, 2008, the District Court entered an order of rehabilitation authorizing the rehabilitation of AIC, appointed a rehabilitator and granted the injunction. Pursuant to the order, among other things, the rehabilitator has all the power of the directors and officers of AIC, the rehabilitator will take possession and control of AIC’s assets and administer them and the rehabilitator is vested with title to all of the property, contracts, rights of action and all of the books and records of AIC. Under the injunction, among other things, AIC is enjoined from transacting further business except as directed by the rehabilitator, transferring its assets and property or instituting or further prosecuting any actions or proceedings. Although it is possible that AIC could remain in rehabilitation for some time, emerge from rehabilitation or be ordered into liquidation, among other possibilities, it is unknown whether or not any of these possibilities will occur and, if they do, when they will occur.

As a result of the Appellate Court action, AIC has recorded a liability of $15,885,000 as of March 31, 2008 in its financial statements, resulting in the reduction of the AIC book value below zero. As AICI’s equity interest in AIC is negative, AICI has reflected its investment in AIC at zero since AICI is not responsible for AIC’s liabilities. In addition, AICI continues to record a Granite Re claim of $9,000,000 in its liabilities under “Pre-Petition debt – Litigation claims”.